UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2025

TITAN ENVIRONMENTAL SOLUTIONS INC.

(Exact name of registrant as specified in charter)

Nevada	000-56148	30-0580318
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

300 E. Long Lake Road, Suite 100A Bloomfield Hills, Michigan	48304
(Address of Principal Executive Offices)	(zip code)

(248) 775-7400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 7, 2025, the Board of Directors (the “Board”) of Titan Environmental Solutions, Inc. (the “Company”) appointed Edward J. Borkowski and Edward F. Feighan to serve as directors of Company, effective immediately. Messrs. Borkowski and Feighan will serve on the Board until the next annual meeting of stockholders of the Company at which directors are elected, at which time each is expected to stand for re-election. Biographical information regarding Messrs. Borkowski and Feighan is set forth below:

Edward J. Borkowski, age 65, is a healthcare executive who currently serves as an independent consultant. From April 2023 to July 2024, Mr. Borkowski was Executive Vice President and Chief Financial Officer of Purdue Pharma LP, a privately-held pharmaceutical company that is currently in bankruptcy. From January 2020 to October 2022, he was an Executive Vice President of Therapeutics MD, Inc., a pharmaceutical company focused on family planning and women’s health issues. From April 2018 to December 2019, he served as an Executive Vice President of MiMedx Group, Inc. (Nasdaq: MDGX), a transformational placental biologics company. Previously, he served as the Chief Financial Officer of Aceto Corporation (Nasdaq: ACET), now known as Actylis, a global manufacturer and supplier of raw materials and performance ingredients for the Life Sciences, Specialty Chemicals, and AgriScience industries, from February 2018 to April 2018, and has held several executive positions with Concordia International, an international specialty pharmaceutical company, between May 2015 to February 2018. Mr. Borkowski has also served as Chief Financial Officer of Amerigen Pharmaceuticals, a generic pharmaceutical company with a focus on oral, controlled release products, and as the Chief Financial Officer and Executive Vice President of Mylan N.V. In addition, Mr. Borkowski previously held the position of Chief Financial Officer with Convatec, a global medical device company focused on wound care and ostomy, and Carefusion, a global medical device company for which he helped lead its spin-out from Cardinal Health into an independent public company. Mr. Borkowski also serves on the board of directors of Entero Therapeutics Inc (NASDAQ: ENTO), a clinical stage biopharmaceutical company, a position he has held since May 2015. He started his career with Arthur Andersen & Co. after receiving his MBA from Rutgers University subsequent to having earned his degree in Economics and Political Science from Allegheny College. Mr. Borkowski is currently a Trustee and a member of the Executive Committee of Allegheny College.

Edward F. Feighan, age 77, is currently, and has been since 2016, the Chairman and Chief Executive Officer of Covius LLC, a privately-held firm providing a range of services to the mortgage securitization industry. Mr. Feighan has been an owner and director of Continental Heritage Insurance Company, an early leader in the cannabis insurance market which provides surety bonds and other insurance solutions to the emerging cannabis markets, for more than 20 years. Previously, Mr. Feighan served as Chairman and Chief Executive Officer of ProCentury Insurance Corporation from its initial public offering in 2004 until the sale of the company to another public insurance group in 2008. In 1996, Mr. Feighan was the founding Chief Executive Officer of Century Business Services (NYSE: CBZ). Mr. Feighan held elective office in Cleveland, Ohio for 20 consecutive years from 1973 to 1993. After being elected to three terms in the Ohio House of Representatives from 1973 to 1979, Mr. Feighan served a four-year term as a Cuyahoga County Commissioner in the State of Ohio. Subsequently, Mr. Feighan served five terms as a Member of the United States House of Representatives from 1983 to 1993. During those ten years, Mr. Feighan served on the U.S. House Judiciary Committee and Foreign Affairs Committee. Mr. Feighan earned his law degree from Cleveland State University in 1978. Mr. Feighan is also Chairman of the Board of Range Impact Inc. (OTCQB: RNGE), a public impact investing company. The Board believes Mr. Feighan’s extensive operational and executive experience with growth companies pursuing business combination transactions, as well as his fundraising and regulatory insight and public service experience, will provide us a critical voice and perspective as we continue to develop our business and grow our operations.

There are no arrangements or understandings between Mr. Borkowski or Mr. Feighan and any other person or persons pursuant to which Mr. Borkowski or Mr. Feighan was selected as a director of the Company. There are no current or proposed transactions in which Mr. Borkowski or Mr. Feighan, or any member of the immediate family of Mr. Borkowski or Mr. Feighan, has an interest that is required to be disclosed under Item 404(a) of Regulation S-K promulgated by the Securities Exchange Commission.

Item 7.01	Regulation FD Disclosure.

On April 9, 2025, the Company issued a press release announcing the appointment of Messrs. Borkowski and Feighan as members of the Board.

A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. The exhibit furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release, dated April 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2025	TITAN ENVIRONMENTAL SOLUTIONS INC.

	By:	/s/ Glen Miller
Glen Miller
Chief Executive Officer